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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                        ESB FINANCIAL CORPORATION
            --------------------------------------------------
            (Exact name of registrant specified in its charter)




         Pennsylvania                0-19345                25-1659846
----------------------------  -----------------------   ---------------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                          Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                           16117
---------------------------------------                             --------
(Address of principal executive offices)                           (Zip Code)





                               (724)758-5584
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           (Registrant's telephone number, including area code)
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ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

   The information to be reported herein is incorporated by reference from the press release, dated December 16, 1998, filed as Exhibit 1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated December 16, 1998.
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ESB Financial Corporation
Form 8-K
Page 3

                            SIGNATURES
                            ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB Financial Corporation
                                        -------------------------
                                             (Registrant)



Date: December 16, 1998                      By:/s/ Charlotte A. Zuschlag
      -----------------                         -------------------------
                                                Charlotte A. Zuschlag
                                                President & Chief Executive
                                                Officer
                                                (Principal Executive Officer)
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